                                                                         PAYCORP

                                 EXHIBIT 10.36

================================================================================

                                AMENDMENT NO. 4

                         dated as of October 13, 1994

                                      to

                            PARTICIPATION AGREEMENT

                        dated as of September 15, 1987

                                     among

                      BEAVER VALLEY LEASING CORPORATION,
                             as Owner Participant

                           DQU FUNDING CORPORATION,
                                as Funding Corp

                          DQU II FUNDING CORPORATION,
                              as New Funding Corp

                      THE FIRST NATIONAL BANK OF BOSTON,
                in its individual capacity and as Owner Trustee
                           under a Trust Agreement,
                   dated as of September 15, 1987, with the
                      Owner Participant, as Owner Trustee

                             THE BANK OF NEW YORK,
              in its individual capacity and as Indenture Trustee
             under a Trust Indenture, Mortgage, Security Agreement
                 and Assignment of Facility Lease, dated as of
                              September 15, 1987,
                 with the Owner Trustee, as Indenture Trustee

                                      and

                            DUQUESNE LIGHT COMPANY,
                                   as Lessee

================================================================================

                Sale and Leaseback of an Undivided Interest in
                      Beaver Valley Power Station Unit 2

================================================================================

          AMENDMENT NO. 4, dated as of October 13, 1994 (this "Amendment No. 4") to the Participation Agreement, dated as of September 15, 1987, among BEAVER VALLEY LEASING CORPORATION (the "Owner Participant"), DQU FUNDING CORPORATION, a Delaware corporation ("Funding Corp"), DQU II FUNDING CORPORATION, a Delaware corporation ("New Funding Corp"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association, in its individual capacity and as Owner Trustee (the "Owner Trustee") under a Trust Agreement, dated as of September 15, 1987, with the Owner Participant, THE BANK OF NEW YORK (formerly IRVING TRUST COMPANY), a New York banking corporation, in its individual capacity and as Indenture Trustee (the "Indenture Trustee") under a Trust Indenture, Mortgage, Security Agreement and Assignment of Facility Lease, dated as of September 15, 1987, with the Owner Trustee, and DUQUESNE LIGHT COMPANY, a Pennsylvania corporation (the "Lessee").

                             W I T N E S S E T H :
                             -------------------


          WHEREAS, the Owner Participant, the Original Loan Participants (such term and other capitalized terms used herein without definition being defined as provided in Section 1), Funding Corp, the Owner Trustee, the Indenture Trustee and the Lessee have previously entered into a Participation Agreement, dated as of September 15, 1987, as heretofore amended (such Participation Agreement, as so amended, being hereinafter referred to as the "Participation Agreement");

          WHEREAS, Section 3(d) of the Facility Lease provides for adjustments to Basic Rent and schedules of Casualty Values, Special Casualty Values, Modified Special Casualty Values and Special Termination Values if there is a change in the Code which results in the marginal federal income tax rate applicable to corporations differing from the rate assumed to be applicable in the Pricing Assumptions as in effect on the Closing Date;

          WHEREAS, by reason of the enactment of the Omnibus Budget Reconciliation Act of 1993 (Pub. L. No. 103-66) the marginal Federal income tax rate applicable to corporations increased from 34 percent to 35 percent for tax years beginning on or after January 1, 1993;

          WHEREAS, the Owner Trustee and the Lessee intend to execute Amendment No. 3 to the Facility Lease dated as of the date hereof ("Lease Amendment No. 3"), to amend the schedules thereof;

          WHEREAS, Funding Corp desires to cease to be a party to the Participation Agreement;

          WHEREAS, Section 2(e) of the Participation Agreement provides that, subject to the satisfaction of the conditions set forth in Sections 2(d) and 11(c) of the Participation Agreement, the Owner Trustee and the Lessee in connection with any Tax Rate Adjustment, shall reoptimize the amortization schedules for the Notes in accordance with, and in the manner contemplated by,
Section 3(f) of the Facility Lease subject to the constraints set forth in
Section 2(e) of the Participation Agreement, Section 3.12 of the Indenture and
Section 2(b) of Supplemental Indenture No. 2 to the Indenture;

          WHEREAS, the Indenture Trustee, in connection with the adjustment to the schedules of principal amortization attached to the Outstanding Fixed Rate Notes, has agreed to waive the 60 day notice requirement under Section 2(b) of Supplemental Indenture No. 2, dated as of November 15, 1992, to the Indenture and accept a 45 day notice period in lieu thereof; and

          WHEREAS, the parties hereto desire to amend the Pricing Assumptions in the manner hereinafter set forth and reoptimize the amortization schedules for the Notes as a result of a Tax Rate Adjustment.

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.       DEFINITIONS.
                           -----------

          Except as otherwise defined herein and in the recitals, capitalized terms used herein shall have the respective meanings set forth in Appendix A to the Participation Agreement.

          SECTION 2.       REOPTIMIZATION.
                           --------------

          Subject to Sections 2(d) and 11(c) of the Participation Agreement, on the Effective Date (as hereinafter defined) the Lessor and the Lessee shall reoptimize the amortization schedules for the Notes in accordance with and in the manner contemplated by Section 3(f) of the Facility Lease, Section 3.12 of the Indenture and Section 2(b) of the Supplemental Indenture No. 2 thereto, and
Section 2(e) of the Participation Agreement.

          SECTION 3.    Implementation.
                        --------------

          (a)  Forms. The form of Lease Amendment No. 3 is attached hereto as
               -----
Exhibit A and the reoptimized amortization schedules for the Outstanding Fixed Rate Notes are attached hereto as Exhibit C.

          (b)  Request by the Owner Participant. In accordance with Section 2.01
               --------------------------------
of the Trust Agreement, subject to the satisfaction of the conditions set forth in Section 2(d) and 11(c) of the Participation Agreement (it being the agreement of the parties hereto that the transactions contemplated hereby do not constitute a refunding pursuant to Section 2(d) of the Participation Agreement), the Owner Participant hereby directs that the Owner Trustee (i) execute and deliver this Amendment No. 4 and Lease Amendment No. 3 (collectively, the "1994 Amendments"), (ii) execute and deliver all other agreements, instruments and certificates contemplated by the 1994 Amendments, and (iii) instruct the Indenture Trustee to (x) consent to Lease Amendment No. 3 and (y) attach the reoptimized amortization schedules (attached hereto as Exhibit C) for the Outstanding Fixed Rate Notes in replacement for the existing amortization schedules to such Fixed Rate Notes.

          (c)  Instruction and Consent. In accordance with Section 10.2(ii) of
               -----------------------
the Indenture, the Lessee and Owner Trustee hereby instruct the Indenture Trustee to consent to Lease Amendment No. 3 and the Indenture Trustee so consents.

          (d)  Consent of Lessee. In accordance with Section 8(b)(2) of the
               -----------------
Participation Agreement, the Lessee hereby consents to the revised amortization schedules attached to the respective Outstanding Fixed Rate Notes in connection with the Tax Rate Adjustment.

          Section 4.    Amendments.
                        ----------
          (a) Schedule 5 to the Participation Agreement is hereby amended and replaced in its entirety with Schedule 1 hereto.

          (b) The parties agree that Funding Corp shall cease to be a party to the Participation Agreement and shall have no further rights or obligations thereunder. The Participation Agreement is hereby amended generally so that all references to Funding Corp shall be deemed to refer to New Funding Corp and/or such other entity as may participate in the funding or refunding of the Notes to the extent that such references relate to the rights, obligations or interest of Funding Corporation subsequent to the Effective Date.

          (c) The definition of Funding Corp or Funding Corporation in Appendix A to the Participation Agreement is amended in its entirety to read as follows:

               "Funding Corp or Funding Corporation shall mean
               New Funding Corp and/or such other entity as may participate in the funding or refunding of any Notes."

          (d) Section 18(iv) is hereby amended by inserting at the end thereof before the semicolon after the phrase "Attention: President" the following phrase:

          "and if to New Funding Corporation at:

               c/o J H Management Corporation
               1 International Place
               Boston, Massachusetts  02110
               Attention:  Lannhi Tran."

          Section 5.       Conditions to Effectiveness.
                           ---------------------------

          This Amendment No. 4 shall become effective as of the Effective Date (as hereinafter defined) if: (i) it shall have been duly executed and delivered by all of the parties hereto and all of the conditions set forth below in this
Section 5 shall have been satisfied or waived, which satisfaction or waiver by each of the parties hereto shall be deemed to be evidenced by the due execution and delivery of this Amendment No. 4 by each such party (the date of the due execution and delivery by the last of the parties to so execute and deliver this Amendment No. 4 shall be defined as the "Effective Date"); (ii) each of Lease Amendment No. 3 and Amendment No. 2 to the Tax Indemnification Agreement dated as of the date hereof between the Owner Participant and the Lessee ("Amendment No. 2 to TIA") shall have been duly executed and delivered by each of the parties thereto; (iii) a replacement Letter of Credit shall have been issued in favor of the Owner Participant having Maximum Drawing Amounts (as defined in the Letter of Credit) corresponding to the Modified Special Casualty Values, as adjusted on the Effective Date hereof; (iv) the Owner Participant shall have received opinions from Lessee's Special Counsel, Lessee's NRC Counsel and such other opinions as the Owner Participant shall reasonably request and all such opinions shall be in form and substance reasonably satisfactory to the Owner Participant, and (v) subject to the satisfaction of any and all other conditions set forth in Sections 2(d) and 11(c) of the Participation Agreement (it being the agreement of the parties hereto that the transactions contemplated hereby do not constitute a refunding pursuant to Section 2(d) of the Participation Agreement).

          Section 6.       Supplemental Rent Payment and Expenses
                           --------------------------------------

          (a)  Supplemental Rent Payment. On October 13, 1994 (the "Adjustment
               -------------------------
Closing Date"), the Lessee shall pay, as Supplemental Rent and on behalf of the Owner Trustee, the following costs and expenses (the "Adjustment Transaction Expenses") in an amount equal to $35,200.00:

               (i) the costs and expenses of the Owner Participant (including, but not limited to, Owner Participant's computer lease analysis expenses, out-of-pocket expenses and the legal fees and disbursements of the Owner Participant's Special Counsel) and the Owner Participant's out-of-pocket expenses and fees and disbursements of any financial advisors employed by it as well as fees and expenses (including, but not limited to, all computer lease analysis and travel related costs) of the Owner Trustee, the Owner Trustee's Counsel, the Indenture Trustee, the Indenture Trustee's Counsel, the Collateral Trust Trustee, the Collateral Trust Trustee's counsel, Special Counsel for Funding Corp, and Special Counsel for New Funding Corp, if any, in each case for their services rendered in connection with the negotiation, execution and delivery of this Amendment No. 4, Lease Amendment No. 3, and Amendment No. 2 to TIA and all other agreements, documents or instruments prepared in connection therewith and all fees, taxes, expenses and disbursements incurred by them in connection with the transactions contemplated hereby or thereby; and

               (ii) all stenographic, printing, reproduction, and other out-of-pocket expenses (other than investment banking or brokerage fees) incurred in connection with the execution and delivery of this Amendment No. 4, Lease Amendment No. 3 and Amendment No. 2 to TIA and all other agreements, documents or instruments prepared in connection therewith.

          (b)  Lessee's Obligation. Notwithstanding Section 6(a) hereof or
               -------------------
anything in Section 14 of the Participation Agreement to the contrary (i) in the event the transactions contemplated by this Amendment No. 4 shall not be consummated for any reason, the Lessee shall pay or cause to be paid, and shall indemnify and hold harmless Funding Corp, New Funding Corp, the Indenture Trustee, the Owner Trustee, the Collateral Trust Trustee and the Owner Participant in respect of all Adjustment Transaction Expenses and (ii) in any event, the Lessee shall pay or cause to be paid directly (and not as Supplemental Rent) that portion of the Adjustment Transaction Expenses that exceeds the Adjustment Transaction Expenses payable on behalf of the Owner Trustee pursuant to clause (a) above and shall indemnify and hold the Lessor and Owner Participant harmless for any such amount.

          Section 7.       Recordations and Filings.
                           ------------------------

          The Lessee agrees that it has caused, or will cause, to be made the recordations and filings set forth in Schedule 2 hereto and that such filings and recordations are all the recordations and filings that are necessary in order to preserve, protect and perfect the Owner Trustee's rights and interests under the Facility Lease, as amended to the date hereof, and the first and prior security interest of the Indenture Trustee in the Lease Indenture Estate under the Indenture, as amended.

          Section 8.       Miscellaneous.
                           -------------

          (a)  Execution.  This Amendment No. 4 may be executed in any number of
               ---------
counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. Although this Amendment No. 4 is dated as of the date first above written for convenience, the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Amendment No. 4 shall not be effective until the Effective Date. This Amendment No. 4 amends and modifies the Participation Agreement and is to be read with and form part of the Participation Agreement. On and from the Effective Date, any reference in any Transaction Document to the Participation Agreement shall be deemed to refer to the Participation Agreement as amended through and including the date hereof.

          (b)  Governing Law. This Amendment No. 4 has been negotiated and
               -------------
delivered in the State of New York and shall be governed by, and be construed in accordance with, the law of the State of New York.

          (c)  Non-Waiver or Amendment. The agreements contained in this
               -----------------------
Amendment No. 4 shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of any party under any Transaction Document, nor constitute, except as expressly provided in this Amendment No. 4, a waiver of any provision of any Transaction Document.

          (d)  Responsibility for Recitals. The recitals contained herein shall
               ---------------------------
not be taken as the statements of the Indenture Trustee and it shall assume no responsibility for the correctness of same.

IN WITNESS WHEREOF, the parties hereto have each caused




        this Amendment No. 4 to the Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the dates set forth below.


                                    BEAVER VALLEY LEASING CORPORATION

                                    By:/s/ A. A. Foleoier
                                       -----------------------------------------
                                         Title:
                                         Date:   October 13, 1994

                                    DQU FUNDING CORPORATION

                                    By:/s/ Mark Ferrucci
                                       -----------------------------------------
                                         Title:  President
                                         Date:   October 13, 1994

                                    DQU II FUNDING CORPORATION


                                    By:/s/ Lannhi Tran
                                       -----------------------------------------
                                         Title:  Vice President
                                         Date:   October 13, 1994


                                    THE FIRST NATIONAL BANK OF BOSTON, in its individual capacity and as Owner Trustee


                                    By:/s/ J. E. Mogavero
                                       -----------------------------------------
                                         Title:  Authorized Officer
                                         Date:   October 13, 1994


                                    THE BANK OF NEW YORK, in its individual
                                    capacity and as Indenture Trustee


                                    By:/s/ Mary Jane Morrissey
                                       -----------------------------------------
                                         Title:  Assistant Vice President
                                         Date:   October 13, 1994


                                    DUQUESNE LIGHT COMPANY


                                    By:/s/ James D. Mitchell
                                       -----------------------------------------
                                         Title:   Treasurer
                                         Date:    October 13, 1994

                                                    EXHIBIT A TO AMENDMENT NO. 4
                                                      TO PARTICIPATION AGREEMENT


CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS AMENDED BY THIS AMENDMENT NO. 3 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE BANK OF NEW YORK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF FACILITY LEASE, DATED AS OF SEPTEMBER 15, 1987, AS AMENDED. THIS AMENDMENT NO. 3 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THE COUNTERPART MARKED "ORIGINAL" AND CONTAINING THE RECEIPT THEREFOR BY THE INDENTURE TRUSTEE SHALL BE THE ORIGINAL COUNTERPART.
SEE SECTION 3(c) OF THIS AMENDMENT NO. 3 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

               THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.



                                AMENDMENT NO. 3
                         dated as of October 13, 1994
                                      to
                                FACILITY LEASE
                        dated as of September 15, 1987
                                    between
                       THE FIRST NATIONAL BANK OF BOSTON
                   not in its individual capacity but solely
                   as Owner Trustee under a Trust Agreement, dated as of September 15, 1987, with Beaver Valley Leasing Corporation,

                                    Lessor

                                      and

                            DUQUESNE LIGHT COMPANY,

                                    Lessee


                       Original Facility Lease Recorded
                      on October 2, 1987 in Miscellaneous
                  Book Volume 1318, Page 807 in the Office of
              the Recorder of Deeds, Beaver County, Pennsylvania.

                  Amendment No. 1 to Facility Lease Recorded on December 22, 1987 in Miscellaneous Book Volume 1325, Page 241 in the Office of the
                Recorder of Deeds, Beaver County, Pennsylvania.

                  Amendment No. 2 to Facility Lease Recorded on December 29, 1992 in Miscellaneous Book Volume 1519, Page 015 in the Office of the
                Recorder of Deeds, Beaver County, Pennsylvania.

          AMENDMENT NO. 3, dated as of October 13, 1994 ("Amendment No. 3"), to the Facility Lease, dated as of September 15, 1987, as amended to the date hereof (as so amended, the "Facility Lease"), between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity but solely as Owner Trustee under a Trust Agreement, dated as of September 15, 1987, as amended to the date hereof, with Beaver Valley Leasing Corporation (the "Lessor"), and DUQUESNE LIGHT COMPANY, a Pennsylvania corporation (the "Lessee").


                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Lessee and the Lessor have heretofore entered into the Facility Lease, providing for the lease by the Lessor to the Lessee of the Undivided Interest (such term and other capitalized terms used herein without definition being defined as provided in Section 1);

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values, Modified Special Casualty Values and Special Termination Values in order to preserve Net Economic Return in the event there is any change in the Code which results in the marginal Federal income tax rate applicable to corporations differing from the rate assumed to be applicable in the Pricing Assumptions as in effect on the Closing Date; and

          WHEREAS, by reason of the enactment of the Omnibus Budget Reconciliation Act of 1993 (Pub. L. No. 103-66) ("Budget Reconciliation Act") the marginal Federal income tax rate applicable to corporations increased from 34 percent to 35 percent for tax years beginning on or after January 1, 1993 and, as a result, the Lessor wishes to document amendments to the schedules of Basic Rent, Casualty Values, Special Casualty Values, Modified Special Casualty Values and Special Termination Values pursuant to Sections 3(d) and 3(f) of the Facility Lease.

          NOW, THEREFORE, intending to be legally bound hereby, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.       Definitions.
                           -----------

          For purposes hereof, capitalized terms used herein or in the recitals and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility Lease.

          SECTION 2.       Amendments to Facility Lease.
                           ----------------------------

               (a)  Schedules
                    ---------

               (1) Schedule 1 to the Facility Lease entitled "Basic Rent Payments" is deleted in its entirety and is hereby replaced with Schedule 1 hereto.

               (2) Schedule 2 to the Facility Lease entitled "Schedule of Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 2 hereto.

               (3) Schedule 3 to the Facility Lease entitled "Schedule of Special Casualty Values" is deleted in its entirety and is hereby replaced with
Schedule 3 hereto.

               (4) Schedule 4 to the Facility Lease entitled "Schedule of Modified Special Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 4 hereto.

               (5) Schedule 5 to the Facility Lease entitled "Schedule of Special Termination Values" is deleted in its entirety and is hereby replaced with Schedule 5 hereto.

               (b)  Definitions. Appendix A of the Facility Lease is amended as
                    -----------
set forth in Amendment No. 4 to the Participation Agreement dated as of the date hereof among the Owner Participant, Lessee, Owner Trustee, Indenture Trustee, Funding Corporation and New Funding Corporation ("Amendment No. 4 to
                                                  ------------------
Participation Agreement") in respect of Appendix A thereto.
-----------------------

          SECTION 3.       Miscellaneous.
                           -------------

               (a)  Dating; References.   Although this Amendment No. 3 is dated
                    ------------------
as of the date first above written for convenience, the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Amendment No. 3 shall be effective as of the Effective Date (as defined in Amendment No. 4 to Participation Agreement). This Amendment No. 3 amends and modifies the Facility Lease and is to be read with and form part of the Facility Lease. On and after the Effective Date, any reference in any Transaction Document to the Facility Lease shall be deemed to refer to the Facility Lease, as amended through and including the date hereof.

               (b)  Governing Law. This Amendment No. 3 shall be governed by,
                    -------------
and be construed in accordance with, the law of the State of New York, provided, however, that all matters relating to the creation of the leasehold estate hereunder and the exercise of remedies with respect to such leasehold estate shall be governed by, and be construed in accordance with, the law of the Commonwealth of Pennsylvania.

               (c)  Original Counterpart. The single executed original of this
                    --------------------
Amendment No. 3 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 3. No security interest in this Amendment No. 3 may be created or continued through the transfer or possession of any counterpart other than the "Original".

               (d)  Full Force and Effect. As amended hereby, the Facility Lease
                    ---------------------
remains in full force and effect in accordance with its terms.

               (e)  Amendments in Writing. The terms of this Amendment No. 3 may
                    ---------------------
not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except in accordance with the terms of the Transaction Documents and by written instrument signed by the Lessor and the Lessee.

               (f)  Counterpart Execution. This Amendment No. 3 may be executed
                    ---------------------
in any number of counterparts and by each of the parties hereto or thereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

               (g)  Non-Waiver or Amendment. The agreements contained in this
                    -----------------------
Amendment No. 3 shall not, except as expressly provided in this Amendment No. 3, operate as a waiver of any right, power or remedy of any party under any of the Transaction Document nor constitute, except as expressly provided in this Amendment No. 3, a waiver of any provision of any Transaction Document.

          IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment No. 3 to Facility Lease to be duly executed by an officer thereunto duly authorized.

                                             THE FIRST NATIONAL BANK OF BOSTON,
                                             not in its individual capacity but
                                             solely as Owner Trustee under a
                                             Trust Agreement, dated as of
                                             September 15, 1987, with Beaver
                                             Valley Leasing Corporation


                                             By:_______________________________

                                             Date:___________________, 1994


                                             DUQUESNE LIGHT COMPANY



                                             By:________________________________

                                             Date:___________________, 1994

STATE OF NEW YORK

COUNTY OF NEW YORK


          BEFORE ME, a Notary Public in and for said County and State the above-named DUQUESNE LIGHT COMPANY, by __________________, its __________________, who
acknowledged that he did sign the foregoing instrument on behalf of said Corporation by authority of its Board of Directors and that the same is the free act and deed of said Corporation and his free act and deed individually and as such officer.

          IN TESTIMONY WHEREOF, I have hereunto set my, hand and official seal at New York, New York this _____ day of __________________, 1994.




                                                ________________________________
                                                          Notary Public

                                        My Commission Expires __________________

STATE OF NEW YORK                       )
                                        ) ss.:
COUNTY OF NEW YORK                      )


          BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named THE FIRST NATIONAL BANK OF BOSTON, by its Authorized Officer, who acknowledged that he did sign the foregoing instrument on behalf of said national banking association by authority of its Board of Directors and that the same is the free act and deed of said national banking association and his free act and deed individually and as such officer.

          IN TESTIMONY WHEREOF, I have of hereunto set my hand and official seal at New York, New York this _______ day of ______________________, 1994.




                                          ______________________________________
                                          Notary Public

                                     My Commission Expires _____________________

                                                                SCHEDULE 1
                                                                        TO
                                                           AMENDMENT NO. 3


                        SCHEDULE OF BASIC RENT PAYMENTS

                     Percentage of                          Percentage of
                     -------------                          -------------
       Date          Facility Cost          Date            Facility Cost
       ----          -------------          ----            -------------
    Dec 1 1994        5.1199875           Jun 1 2006         3.3570617
    Jun 1 1995        3.5053096           Dec 1 2006         7.2953856
    Dec 1 1995        5.2112071           Jun 1 2007         3.4409569
    Jun 1 1996        3.4436627           Dec 1 2007         7.2114903
    Dec 1 1996        5.2728540           Jun 1 2008         3.3357568
    Jun 1 1997        3.3775375           Dec 1 2008         7.3166905
    Dec 1 1997        5.3389792           Jun 1 2009         3.2246831
    Jun 1 1998        4.9260058           Dec 1 2009         7.4277642
    Dec 1 1998        3.7905109           Jun 1 2010         3.1075352
    Jun 1 1999        3.2245847           Dec 1 2010         7.5449120
    Dec 1 1999        5.4919320           Jun 1 2011         2.9830819
    Jun 1 2000        3.3387602           Dec 1 2011         7.6693654
    Dec 1 2000        5.3777565           Jun 1 2012         2.8399244
    Jun 1 2001        3.4459205           Dec 1 2012         7.8125228
    Dec 1 2001        5.2705962           Jun 1 2013         2.2287249
    Jun 1 2002        3.4019072           Dec 1 2013         8.4237223
    Dec 1 2002        5.3146095           Jun 1 2014         3.9199504
    Jun 1 2003        3.6488740           Dec 1 2014         6.7324968
    Dec 1 2003        7.0035732           Jun 1 2015         9.0108822
    Jun 1 2004        3.5547828           Dec 1 2015         1.6415650
    Dec 1 2004        7.0976644           Jun 1 2016         0.0000000
    Jun 1 2005        3.4558209           Dec 1 2016        10.6524473
    Dec 1 2005        7.1966264           Jun 1 2017         5.3262236


                                                  (I.D. O.P. B.V. LEASING)

                                                                SCHEDULE 2
                                                                        TO
                                                           AMENDMENT NO. 3



                          SCHEDULE OF CASUALTY VALUES

                      Percentage of                          Percentage of
                      -------------                          -------------
        Date          Facility Cost          Date            Facility Cost
        ----          -------------          ----            -------------
     Oct 13 1994       124.42764           Jun 1 2006         95.81973
     Dec 1 1994        124.10360           Dec 1 2006         91.31490
     Jun 1 1995        124.54975           Jun 1 2007         90.52093
     Dec 1 1995        123.16252           Dec 1 2007         85.95030
     Jun 1 1996        123.37676           Jun 1 2008         85.11083
     Dec 1 1996        121.71991           Dec 1 2008         80.28445
     Jun 1 1997        121.89756           Jun 1 2009         79.39698
     Dec 1 1997        120.11922           Dec 1 2009         74.30063
     Jun 1 1998        118.68862           Jun 1 2010         73.36238
     Dec 1 1998        118.34078           Dec 1 2010         67.98119
     Jun 1 1999        118.54131           Jun 1 2011         66.99009
     Dec 1 1999        116.48066           Dec 1 2011         61.30748
     Jun 1 2000        116.48184           Jun 1 2012         60.27231
     Dec 1 2000        114.45921           Dec 1 2012         54.26004
     Jun 1 2001        114.30305           Jun 1 2013         53.63491
     Dec 1 2001        112.32471           Dec 1 2013         46.82857
     Jun 1 2002        112.15213           Jun 1 2014         44.42865
     Dec 1 2002        110.06954           Dec 1 2014         39.27236
     Jun 1 2003        109.58837           Jun 1 2015         31.86504
     Dec 1 2003        105.75888           Dec 1 2015         31.77157
     Jun 1 2004        105.24990           Jun 1 2016         33.29564
     Dec 1 2004        101.20535           Dec 1 2016         24.35821
     Jun 1 2005        100.66665           Jun 1 2017         20.00000
     Dec 1 2005         96.39547





                                                  (I.D. O.P. B.V. LEASING)

                                                                SCHEDULE 3
                                                                        TO
                                                           AMENDMENT NO. 3


                      SCHEDULE OF SPECIAL CASUALTY VALUES

                      Percentage of                          Percentage of
                      -------------                          -------------
        Date          Facility Cost          Date            Facility Cost
        ----          -------------          ----            -------------
     Oct 13 1994       121.89041           Jun 1 2006         90.68503
     Dec 1 1994        121.54577           Dec 1 2006         86.02225
     Jun 1 1995        121.91324           Jun 1 2007         85.06546
     Dec 1 1995        120.44490           Dec 1 2007         80.32702
     Jun 1 1996        120.57555           Jun 1 2008         79.31456
     Dec 1 1996        118.83253           Dec 1 2008         74.30988
     Jun 1 1997        118.92135           Jun 1 2009         73.23861
     Dec 1 1997        117.05146           Dec 1 2009         67.95283
     Jun 1 1998        115.52649           Jun 1 2010         66.81930
     Dec 1 1998        115.08137           Dec 1 2010         61.23683
     Jun 1 1999        115.18163           Jun 1 2011         60.03827
     Dec 1 1999        113.01764           Dec 1 2011         54.14180
     Jun 1 2000        112.91228           Jun 1 2012         52.88620
     Dec 1 2000        110.77985           Dec 1 2012         46.64672
     Jun 1 2001        110.51051           Jun 1 2013         45.78738
     Dec 1 2001        108.41549           Dec 1 2013         38.73964
     Jun 1 2002        108.12267           Jun 1 2014         36.09089
     Dec 1 2002        105.91612           Dec 1 2014         30.67812
     Jun 1 2003        105.30718           Jun 1 2015         23.00642
     Dec 1 2003        101.34599           Dec 1 2015         22.64043
     Jun 1 2004        100.70126           Jun 1 2016         23.88362
     Dec 1 2004         96.51679           Dec 1 2016         14.65665
     Jun 1 2005         95.83386           Jun 1 2017         10.00000
     Dec 1 2005         91.41401





                                                  (I.D. O.P. B.V. LEASING)

                                                                SCHEDULE 4
                                                                        TO
                                                           AMENDMENT NO. 3


                 SCHEDULE OF MODIFIED SPECIAL CASUALTY VALUES

                      Percentage of                          Percentage of
                      -------------                          -------------
        Date          Facility Cost          Date            Facility Cost
        ----          -------------          ----            -------------
     Oct 13 1994       37.15701            Jun 1 2006         29.96401
     Dec 1 1994        37.20499            Dec 1 2006         29.08160
     Jun 1 1995        37.49279            Jun 1 2007         28.20211
     Dec 1 1995        37.64924            Dec 1 2007         27.06637
     Jun 1 1996        37.69570            Jun 1 2008         26.13931
     Dec 1 1996        37.69570            Dec 1 2008         24.93726
     Jun 1 1997        37.69570            Jun 1 2009         23.95647
     Dec 1 1997        37.69570            Dec 1 2009         22.68432
     Jun 1 1998        37.69492            Jun 1 2010         21.64692
     Dec 1 1998        37.69492            Dec 1 2010         20.30055
     Jun 1 1999        37.69358            Jun 1 2011         19.20286
     Dec 1 1999        37.69358            Dec 1 2011         17.77883
     Jun 1 2000        37.69370            Jun 1 2012         16.61791
     Dec 1 2000        37.49045            Dec 1 2012         15.12381
     Jun 1 2001        37.03472            Jun 1 2013         13.90366
     Dec 1 2001        36.64772            Dec 1 2013         12.80951
     Jun 1 2002        36.16654            Jun 1 2014         13.02605
     Dec 1 2002        35.74874            Dec 1 2014         13.44866
     Jun 1 2003        35.23000            Jun 1 2015         14.14779
     Dec 1 2003        34.49181            Dec 1 2015         15.15086
     Jun 1 2004        33.57352            Jun 1 2016         14.47159
     Dec 1 2004        32.79201            Dec 1 2016         15.60754
     Jun 1 2005        31.81998            Jun 1 2017          5.32622
     Dec 1 2005        30.99227


                                                  (I.D. O.P. B.V. LEASING)

                                                                SCHEDULE 5
                                                                        TO
                                                           AMENDMENT NO. 3


                    SCHEDULE OF SPECIAL TERMINATION VALUES

                      Percentage of                          Percentage of
                      -------------                          -------------
        Date          Facility Cost          Date            Facility Cost
        ----          -------------          ----            -------------
     Oct 13 1994       125.69626           Jun 1 2006         98.38707
     Dec 1 1994        125.38252           Dec 1 2006         93.96123
     Jun 1 1995        125.86800           Jun 1 2007         93.24866
     Dec 1 1995        124.52132           Dec 1 2007         88.76194
     Jun 1 1996        124.77737           Jun 1 2008         88.00897
     Dec 1 1996        123.16361           Dec 1 2008         83.27174
     Jun 1 1997        123.38566           Jun 1 2009         82.47616
     Dec 1 1997        121.65310           Dec 1 2009         77.47454
     Jun 1 1998        120.26969           Jun 1 2010         76.63392
     Dec 1 1998        119.97048           Dec 1 2010         71.35337
     Jun 1 1999        120.22114           Jun 1 2011         70.46601
     Dec 1 1999        118.21217           Dec 1 2011         64.89032
     Jun 1 2000        118.26661           Jun 1 2012         63.96536
     Dec 1 2000        116.29889           Dec 1 2012         58.06670
     Jun 1 2001        116.19932           Jun 1 2013         57.55867
     Dec 1 2001        114.27931           Dec 1 2013         50.87303
     Jun 1 2002        114.16687           Jun 1 2014         48.59753
     Dec 1 2002        112.14625           Dec 1 2014         43.56949
     Jun 1 2003        111.72897           Jun 1 2015         36.29436
     Dec 1 2003        107.96532           Dec 1 2015         36.33713
     Jun 1 2004        107.52421           Jun 1 2016         38.00166
     Dec 1 2004        103.54964           Dec 1 2016         29.20899
     Jun 1 2005        103.08304           Jun 1 2017         25.00000
     Dec 1 2005         98.88620


                                                  (I.D. O.P. B.V. LEASING)

                                                                       EXHIBIT B
                                                           TO AMENDMENT NO. 4 TO
                                                         PARTICIPATION AGREEMENT
                                                         -----------------------




                            [INTENTIONALLY OMITTED]


                                   EXHIBIT C
                               TO AMENDMENT NO.4
                                      TO                                                                                 SCHEDULE 1
                            PARTICIPATION AGREEMENT                                                       TO THE NEW FIXED RATE NOTE
                                                                                                              (DUE DECEMBER 1, 1999)

                      SCHEDULE OF PRINCIPAL AMORTIZATION

Date                              Draw Down           Debt Service       Interest          Principal         Balance
----                              ---------           ------------       --------          ---------         -------
Dec 8 1992         0             5,867,000.00               0.00               0.00                0.00     5,867,000.00
Jun 1 1993         1                     0.00         203,844.03         203,844.03                0.00     5,867,000.00
Dec 1 1993         2                     0.00         212,092.05         212,092.05                0.00     5,867,000.00
Jun 1 1994         3                     0.00         212,092.05         212,092.05                0.00     5,867,000.00
Dec 1 1994         4                     0.00         451,092.05         212,092.05          239,000.00     5,628,000.00
Jun 1 1995         5                     0.00         203,452.20         203,452.20                0.00     5,628,000.00
Dec 1 1995         6                     0.00       1,552,452.20         203,452.20        1,349,000.00     4,279,000.00
Jun 1 1996         7                     0.00         154,685.85         154,685.85                0.00     4,279,000.00
Dec 1 1996         8                     0.00       1,601,685.85         154,685.85        1,447,000.00     2,832,000.00
Jun 1 1997         9                     0.00         102,376.80         102,376.80                0.00     2,832,000.00
Dec 1 1997        10                     0.00       1,653,376.80         102,376.80        1,551,000.00     1,281,000.00
Jun 1 1998        11                     0.00       1,327,308.15          46,308.15        1,281,000.00             0.00
Dec 1 1998        12                     0.00               0.00               0.00                0.00             0.00
Jun 1 1999        13                     0.00               0.00               0.00                0.00             0.00
Dec 1 1999        14                     0.00               0.00               0.00                0.00             0.00
Jun 1 2000        15                     0.00               0.00               0.00                0.00             0.00
Dec 1 2000        16                     0.00               0.00               0.00                0.00             0.00
Jun 1 2001        17                     0.00               0.00               0.00                0.00             0.00
Dec 1 2001        18                     0.00               0.00               0.00                0.00             0.00
Jun 1 2002        19                     0.00               0.00               0.00                0.00             0.00
Dec 1 2002        20                     0.00               0.00               0.00                0.00             0.00
Jun 1 2003        21                     0.00               0.00               0.00                0.00             0.00
Dec 1 2003        22                     0.00               0.00               0.00                0.00             0.00
Jun 1 2004        23                     0.00               0.00               0.00                0.00             0.00
Dec 1 2004        24                     0.00               0.00               0.00                0.00             0.00
Jun 1 2005        25                     0.00               0.00               0.00                0.00             0.00
Dec 1 2005        26                     0.00               0.00               0.00                0.00             0.00
Jun 1 2006        27                     0.00               0.00               0.00                0.00             0.00
Dec 1 2006        28                     0.00               0.00               0.00                0.00             0.00
Jun 1 2007        29                     0.00               0.00               0.00                0.00             0.00
Dec 1 2007        30                     0.00               0.00               0.00                0.00             0.00
Jun 1 2008        31                     0.00               0.00               0.00                0.00             0.00
Dec 1 2008        32                     0.00               0.00               0.00                0.00             0.00
Jun 1 2009        33                     0.00               0.00               0.00                0.00             0.00
Dec 1 2009        34                     0.00               0.00               0.00                0.00             0.00
Jun 1 2010        35                     0.00               0.00               0.00                0.00             0.00
Dec 1 2010        36                     0.00               0.00               0.00                0.00             0.00
Jun 1 2011        37                     0.00               0.00               0.00                0.00             0.00
Dec 1 2011        38                     0.00               0.00               0.00                0.00             0.00
Jun 1 2012        39                     0.00               0.00               0.00                0.00             0.00
Dec 1 2012        40                     0.00               0.00               0.00                0.00             0.00
Jun 1 2013        41                     0.00               0.00               0.00                0.00             0.00
Dec 1 2013        42                     0.00               0.00               0.00                0.00             0.00
Jun 1 2014        43                     0.00               0.00               0.00                0.00             0.00
Dec 1 2014        44                     0.00               0.00               0.00                0.00             0.00
Jun 1 2015        45                     0.00               0.00               0.00                0.00             0.00
Dec 1 2015        46                     0.00               0.00               0.00                0.00             0.00
Jun 1 2016        47                     0.00               0.00               0.00                0.00             0.00
Dec 1 2016        48                     0.00               0.00               0.00                0.00             0.00
Jun 1 2017        49                     0.00               0.00               0.00                0.00             0.00
                          -------------------         ----------       ------------        ------------
                                 5,867,000.00       7,674,458.03       1,807,458.03        5,867,000.00


Weighted Average Life calculated as of December 8, 1992:
          New Fixed Rate Note              = 4.261 years
          Equivale                         = 4.158 years                                   (I.D. O.P. B.V. LEASING)



                                                                                                                    SCHEDULE 1
                                                                                                    TO THE NEW FIXED RATE NOTE
                                                                                                            (DUE JUNE I, 2016)
                               SCHEDULE OF PRINCIPAL AMORTIZATION


Date                          Draw Down         Debt Service                Interest            Principal              Balance
----                          ---------         ------------                --------            ---------              -------
Dec  8 199           0      60,054,000.00               0.00                    0.00                 0.00            60,054,000.00
Jun 1 1993           1               0.00       2,510,757.65            2,510,757.65                 0.00            60,054,000.00
Dec 1 1993           2               0.00       2,612,349.00            2,612,349.00                 0.00            60,054,000.00
Jun 1 1994           3               0.00       2,612,349.00            2,612,349.00                 0.00            60,054,000.00
Dec 1 1994           4               0.00       3,598,349.00            2,612,349.00            86,000.00            59,068,000.00
Jun 1 1995           5               0.00       2,569,458.00            2,569,458.00                 0.00            59,068,000.00
Dec 1 1995           6               0.00       2,569,458.00            2,569,458.00                 0.00            59,068,000.00
Jun 1 1996           7               0.00       2,569,458.00            2,569,458.00                 0.00            59,068,000.00
Dec 1 1996           8               0.00       2,569,458.00            2,569,458.00                 0.00            59,068,000.00
Jun 1 1997           9               0.00       2,569,458.00            2,569,458.00                 0.00            59,068,000.00
Dec 1 1997          10               0.00       2,569,458.00            2,569,458.00                 0.00            59,068,000.00
Jun 1 1998          11               0.00       2,569,458.00            2,569,458.00                 0.00            59,068,000.00
Dec 1 1998          12               0.00       2,997,458.00            2,569,458.00            28,000.00            58,640,000.00
Jun 1 1999          13               0.00       2,550,840.00            2,550,840.00                 0.00            58,640,000.00
Dec 1 1999          14               0.00       4,343,840.00            2,550,840.00            93,000.00            56,847,000.00
Jun 1 2000          15               0.00       2,472,844.50            2,472,844.50                 0.00            56,847,000.00
Dec 1 2000          16               0.00       3,881,844.50            2,472,844.50         1,409,000.00            55,438,000.00
Jun 1 2001          17               0.00       2,411,553.00            2,411,553.00                 0.00            55,438,000.00
Dec 1 2001          18               0.00       3,776,553.00            2,411,553.00         1,365,000.00            54,073,000.00
Jun 1 2002          19               0.00       2,352,175.50            2,352,175.50                 0.00            54,073,000.00
Dec 1 2002          20               0.00       3,780,175.50            2,352,175.50            28,000.00            52,645,000.00
Jun 1 2003          21               0.00       2,290,057.50            2,290,057.50                 0.00            52,645,000.00
Dec 1 2003          22               0.00       4,800,057.50            2,290,057.50         2,510,000.00            50,135,000.00
Jun 1 2004          23               0.00       2,180,872.50            2,180,872.50                 0.00            50,135,000.00
Dec 1 2004          24               0.00       4,831,872.50            2,180,872.50         2,651,000.00            47,484,000.00
Jun 1 2005          25               0.00       2,065,554.00            2,065,554.00                 0.00            47,484,000.00
Dec 1 2005          26               0.00       4,865,554.00            2,065,554.00         2,800,000.00            44,684,000.00
Jun 1 2006          27               0.00       1,943,754.00            1,943,754.00                 0.00            44,684,000.00
Dec 1 2006          28               0.00       5,047,754.00            1,943,754.00         3,104,000.00            41,580,000.00
Jun 1 2007          29               0.00       1,808,730.00            1,808,730.00                 0.00            41,580,000.00
Dec 1 2007          30               0.00       4,942,730.00            1,808,730.00         3,134,000.00            38,446,000.00
Jun 1 2008          31               0.00       1,672,401.00            1,672,401.00                 0.00            38,446,000.00
Dec 1 2008          32               0.00       4,982,401.00            1,672,401.00         3,310,000.00            35,136,000.00
Jun 1 2009          33               0.00       1,528,416.00            1,528,416.00                 0.00            35,136,000.00
Dec 1 2009          34               0.00       5,024,416.00            1,528,416.00         3,496,000.00            31,640,000.00
Jun 1 2010          35               0.00       1,376,340.00            1,376,340.00                 0.00            31,640,000.00
Dec 1 2010          36               0.00       5,068,340.00            1,376,340.00         3,692,000.00            27,948,000.00
Jun 1 2011          37               0.00       1,215,738.00            1,215,738.00                 0.00            27,948,000.00
Dec 1 2011          38               0.00       5,115,738.00            1,215,738.00         3,900,000.00            24,048,000.00
Jun 1 2012          39               0.00       1,046,088.00            1,046,088.00                 0.00            24,048,000.00
Dec 1 2012          40               0.00       5,183,088.00            1,046,088.00         4,137,000.00            19,911,000.00
Jun 1 2013          41               0.00         866,128.50              866,128.50                 0.00            19,911,000.00
Dec 1 2013          42               0.00       6,641,128.50              866,128.50         5,775,000.00            14,136,000.00
Jun 1 2014          43               0.00       3,100,916.00               614,916.00        2,486,000.00            11,650,000.00
Dec 1 2014          44               0.00       5,325,775.00               506,775.00        4,819,000.00             6,831,000.00
Jun 1 2015          45               0.00       7,128,148.50               297,148.50        6,831,000.00                     0.00
Dec 1 2015          46               0.00               0.00                     0.00                0.00                     0.00
Jun 1 2016          47               0.00               0.00                     0.00                0.00                     0.00
Dec 1 2016          48               0.00               0.00                     0.00                0.00                     0.00
Jun 1 2017          49               0.00               0.00                     0.00                0.00                     0.00
                        -----------------     --------------             ------------         -----------

                            60,054,000.00     147,939,293.15            87,885,293.15       60,054,000.00


Weighted Average Life calculated as of December 8, 1992:
          New Fixed Rate Note             = 16.821 years
          Equivale                        = 18.301 years                                                  (I.D. O.P. B.V. LEASING)


                                      C-2

                                                                      SCHEDULE 1
                                                           TO AMENDMENT NO. 4 TO
                                                         PARTICIPATION AGREEMENT
                                                         -----------------------


                     SCHEDULE 5 TO PARTICIPATION AGREEMENT

               PRICING ASSUMPTIONS PRIOR TO TAX RATE ADJUSTMENT
               ------------------------------------------------

      Basic Rent, Casualty Value, Special Casualty Value, Modified Special Casualty Value and Special Termination Value as set forth in the Facility Lease, as amended by Amendment No. 2 thereto, have been computed on the basis of the following pricing assumptions:

1.    Investment Amount on 10/2/87:        $15,821,200

2.    Additional Equity
      Investment on 12/8/92:               $1,199,318

3.    Notes to be Redeemed
      on 12/1/92:                     Principal Amount     Interest
                                      ----------------     --------
                     Due 1999:          $5,588,000         10.90%
                     Due 2016:          $57,193,000        11.95%

4.    New Fixed Rate Notes:           Principal Amount     Interest
                                      ----------------     --------
                     Due 1998:          $5,867,000         7.23%
                     Due 2015:          $60,054,000        8.70%

5.    INTENTIONALLY OMITTED

6.    Federal ACRS Deductions:        10-year public utility property deductions
                                      on the basis of 100.0 percent of Facility
                                      Cost.

7.    Investment Tax Credit:          0.0 percent of Facility Cost.

8.    Owner Participant's Tax
      Year-End:                       December 31

9.    Refinancing Closing Date:       December 8, 1992

10.   Refinancing Transaction
      Expenses:                       $692,178* (Calculated as 0.875 percent of
                                      Facility Cost and paid on the Refinancing
                                      Closing Date amortized on a straight-line basis during the remaining Base Lease
                                      Term).

_________________________
      * Adjusted to reflect the estimate as of the Refinancing Closing Date.

                                                                       PAGE 2 TO
                                                                      SCHEDULE 1
                                                           TO AMENDMENT NO. 4 TO
                                                         PARTICIPATION AGREEMENT
                                                         -----------------------

                              PRICING ASSUMPTIONS
                   PRIOR TO TAX RATE ADJUSTMENT (CONTINUED)
                   ----------------------------------------

11.   Call Premium on
      Old Bonds:                            $5,309,162.50 (to be fully deducted
                                            for Federal Income Tax Purposes in
                                            1992).

12.   Basic Rent Payment Date:              June 1 and December 1 of each year
                                            (rent p

13.   Last Basic Rent Payment Date:         June 1, 2017

14.   First Basic Rent Payment
      Date After Refinancing:               June 1, 1993

15.   Supplemental Rent Payment
      made on December 1, 1992:             $1,622,022

16.   Rent Structure:                       Semi-annual in Arrears

17.   Owner Participant's Marginal
      Federal Tax Rates:                    39.95068 percent in 1987; 34 percent
                                            thereafter.

18.   First Estimated Tax Payment
      Date Subsequent to Refinancing:       December 1992

19.   Tax Accounting Method:                Accrual

20.   Amortization of Refinancing
      Notes: See Schedule of Principal Amortization to the Fixed Rate Notes in Notes.

21.   Undivided Interest Percentage:        2.0205875 percent of Unit 2.

22.   Facility Cost:                        $79,106,000

23.   Purchase Price:                       100 percent of Facility Cost.

                                                                      SCHEDULE 1
                                                           TO AMENDMENT NO. 4 TO
                                                         PARTICIPATION AGREEMENT
                                                         -----------------------

                  ADDITIONAL PRICING ASSUMPTIONS WHICH APPLY
               ON AND AFTER THE TAX RATE ADJUSTMENT CLOSING DATE
               -------------------------------------------------

          Basic Rent, Casualty Value, Special Casualty Value, Modified Special Casualty Value and Special Termination Value as set forth in the Facility Lease, as amended by Amendment No. 3 thereto, have been computed on the basis of the following additional pricing assumptions:

24.  Reoptimized Amortization of
     New Fixed Rate Notes:                   In accordance with Amortization
                                             Schedules in Exhibit C to Amendment
                                             No. 4 to Participation Agreement .

25.  Adjustment Transaction
     Expenses:                               $35,200.00 paid on Tax Rate
                                             Adjustment Closing Date pursuant to
                                             Section 6(a) of Amendment No. 4 to
                                             Participation Agreement by the
                                             lessee on behalf of the Owner
                                             Trustee (amortized by the Owner
                                             Trustee on straight-line basis
                                             during the remaining Base Lease
                                             Term).

26.  Owner Participant's
     Marginal Federal Tax Rates:             39.95068 percent in 1987; 34
                                             percent in 1988, 1989, 1990, 1991
                                             and 1992; 35 percent thereafter.

27.  Tax Rate Adjustment Closing
     Date:                                   October 13, 1994

                                                                      SCHEDULE 2
                                                           TO AMENDMENT NO. 4 TO
                                                         PARTICIPATION AGREEMENT
                                                         -----------------------




                           RECORDATIONS AND FILINGS
                           ------------------------




           Filing of Amendment No. 3 to Facility Lease in the Office of the Recorder of Deeds, Beaver County, Pennsylvania.